UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120

(Address of Principal Executive Offices)

(303) 761-8801

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last
report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02(e).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2010, Thompson Creek Metals Company USA, a wholly-owned subsidiary of Thompson Creek Metals Company Inc. (the “Company”), entered into amendments to its employment agreements with Kevin Loughrey, the Company’s Chairman, Chief Executive Officer and Director, Pamela L. Saxton, the Company’s Chief Financial Officer and Vice President, Finance, S. Scott Shellhaas, the Company’s Vice President and Chief Operating Officer and Mark A. Wilson, the Company’s Vice President, Sales and Marketing (the “Amendments”).  The Amendments revise the change of control definition in each agreement to include transactions where the discussions or negotiations were initiated by the Company, its affiliates, or their advisors.

The foregoing description of the Amendments is summary in nature, and is subject to, and qualified in its entirety by, the full text of the Amendments, copies of which are attached hereto as Exhibits 10.1-10.4 and incorporated herein by reference.

Item 8.01.  Other Events.

On September 27, 2010, the Company announced that the Supreme Court of British Columbia has issued a final order approving the previously announced acquisition of all of the issued and outstanding equity of Terrane Metals Corp. by the Company pursuant to a plan of arrangement.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of September 27, 2010, between Thompson Creek Metals Company USA and Kevin Loughrey

10.2	Amendment to Employment Agreement, dated as of September 27, 2010, between Thompson Creek Metals Company USA and Pamela L. Saxton

10.3	Amendment to Employment Agreement, dated as of September 27, 2010, between Thompson Creek Metals Company USA and S. Scott Shellhaas

10.4	Amendment to Employment Agreement, dated as of September 27, 2010, between Thompson Creek Metals Company USA and Mark A. Wilson

99.1	Thompson Creek Press Release dated September 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Wendy Cassity
Date: September 28, 2010	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated as of September 27, 2010, between Thompson Creek Metals Company USA and Kevin Loughrey

10.2	Amendment to Employment Agreement, dated as of September 27, 2010, between Thompson Creek Metals Company USA and Pamela L. Saxton

10.3	Amendment to Employment Agreement, dated as of September 27, 2010, between Thompson Creek Metals Company USA and S. Scott Shellhaas

10.4	Amendment to Employment Agreement, dated as of September 27, 2010, between Thompson Creek Metals Company USA and Mark A. Wilson

99.1	Thompson Creek Press Release dated September 27, 2010